SCHEDULE OF RECONCILIATION OF CASH AND RESTRICTED CASH (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Cash and Cash Equivalents [Abstract]
Cash	$ 53,233	¥ 377,947		¥ 526,740
Restricted cash	634	4,502		525
Total cash and restricted cash shown in the consolidated statements of cash flows	$ 53,867	¥ 382,449	$ 74,264	¥ 527,265	¥ 656,877	¥ 301,002